                                                                      Exhibit 24


                               POWER OF ATTORNEY
                               -----------------

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register debt securities and warrants to purchase debt securities.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 2nd day of August, 1994.



                                            /s/ Dwayne O. Andreas
                                            --------------------------
                                                Dwayne O. Andreas

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register debt securities and warrants to purchase debt securities.

    NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this _______ day of ____________, 1994.



                                               /s/ Warren E. Buffett
                                              ----------------------
                                                   Warren E. Buffett

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register debt securities and warrants to purchase debt securities.

     NOW, THEREFORE, I, in my capacity as Chairman and Chief Executive Officer and a Director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as Chairman and Chief Executive Officer and a Director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this ______ day of _______________, 1994.


                                                        /s/ Robert E. Denham
                                                        ----------------------
                                                            Robert E. Denham

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register debt securities and warrants to purchase debt securities.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 27th day of July, 1994.



                                                    /s/ Andrew J. Hall
                                                 -----------------------
                                                        Andrew J. Hall

                               POWER OF ATTORNEY
                               -----------------

     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register debt securities and warrants to purchase debt securities.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 26th day of July, 1994.


                                          /s/ Gedale B. Horowitz
                                          --------------------------
                                              Gedale B. Horowitz

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register debt securities and warrants to purchase debt securities.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this ____ day of _______________________, 1994.


                                               /s/ Deryck C. Maughan
                                            ---------------------------
                                                   Deryck C. Maughan

                               POWER OF ATTORNEY
                               -----------------

    WHEREAS, Salomon, Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register debt securities and warrants to purchase debt securities.

    NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

    IN WITNESS WHEREOF, I have executed this instrument this 27th day of July, 1994.

                                        /s/ William F. May
                                        -----------------------
                                            William F. May

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register debt securities and warrants to purchase debt securities.

     NOW, THEREFORE, I, in my capacity as a director of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as a director of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this 2nd day of August, 1994.


                                          /s/ Louis A. Simpson
                                          ------------------------
                                              Louis A. Simpson

                               POWER OF ATTORNEY
                               -----------------


     WHEREAS, Salomon Inc proposes to file with the Securities and Exchange Commission, under the Securities Act of 1933, a Registration Statement to register debt securities and warrants to purchase debt securities.

     NOW, THEREFORE, I, in my capacity as Chief Financial Officer of Salomon Inc, hereby appoint David C. Fisher and Arnold S. Olshin and each of them severally, my true and lawful attorney or attorneys with power to act with or without the other and with full power of substitution and resubstitution, to execute in my name, place and stead, in my capacity as Chief Financial Officer of Salomon Inc, said Registration Statement and any amendments thereto and all instruments necessary or incidental in connection therewith, and to file same with the Securities and Exchange Commission, all as fully to all intents and purposes as I might or could do in person, and I hereby ratify and approve the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have executed this instrument this ____ day of _______________________, 1994.


                                            /s/ Jerome H. Bailey
                                          ------------------------
                                                Jerome H. Bailey